UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2018

1347 PROPERTY INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark weather the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 2, 2018, 1347 Property Insurance Holdings, Inc. (the “Company”) entered into a stock purchase agreement with 1347 Advisors LLC and IWS Acquisition Corporation, both affiliates of Kingsway Financial Services Inc. (“KFSI”), pursuant to which the Company repurchased 60,000 shares of Series B Preferred Stock of the Company from 1347 Advisors LLC for an aggregate purchase price of $1,740,000, representing (i) $1,500,000, comprised of $25 per share of Series B Preferred Stock, and (ii) declared and unpaid dividends in respect of the dividend payment due on February 23, 2018 amounting to $240,000 in the aggregate.  The Company also agreed to repurchase an additional 60,000 shares from IWS Acquisition Corporation, subject to conditions, for an aggregate purchase price of $1,500,000, comprised of $25 per share of Series B Preferred Stock, without any dividend or interest payment.  KFSI is a significant shareholder of the Company, and Mr. Larry G. Swets, Jr., President, Chief Executive Officer and a director of KFSI, serves as the Chairman of the Board of Directors of the Company.  The transactions discussed in this Current Report on Form 8-K were approved by a special committee of the Board of Directors of the Company consisting solely of independent directors.

Item 1.02 Termination of a Material Definitive Agreement

The Company and 1347 Advisors LLC have previously entered into a performance shares grant agreement, dated as of February 24, 2015 (the “Performance Shares Agreement”), pursuant to which 1347 Advisors LLC was entitled to receive an aggregate of 100,000 shares of common stock of the Company, subject to the Company achieving certain performance milestones.  In connection with the stock purchase agreement described in Item 1.01 of this Current Report on Form 8-K, the Performance Shares Agreement was terminated. In connection with the termination, the Company agreed to pay an aggregate cash payment of $300,000 to 1347 Advisors LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2018

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Chief Financial Officer